ITEM 77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3

                         MASSMUTUAL CORPORATE INVESTORS
              For the period from January 1, 2005 to March 31, 2005
                         Record of Securities Purchased
                         under the Rule 10f-3 Procedures

1.   Fund: MassMutual Corporate Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public                             X
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible             _____
          Rule 144A Offering

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: Fastclick, Inc.
     Ticker: FSTC
     Cusip: 31188F105

5.   Description of Security: Common Stock

6.   Date of Purchase: 03/31/05

7.   Underwriter from whom purchased: Credit Suisse First Boston



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

8. Name of Affiliated Underwriter managing or participating in syndicate (attach list of all members of syndicate): Jefferies & Company, Inc

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $300,000 or 0.39%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of
     such class of securities being offered:
     $78,000,000.00

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: N/A

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $12.00 per share, $199,200.00 principal

12.  Date offering commenced: 03/31/05

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $12.00 per share

14. Commission, spread or profit: $0.5040 selling concession

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

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____


     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any


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

          predecessors), it has received one of the three highest ratings from at least one such rating service?

     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____
































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

                                FASTCLICK, INC.
             For the period from January 31, 2005 to March 31, 2005
                    Non-affiliated brokers in the syndicate

CREDIT SUISSE FIRST BOSTON LLC
CITIGROUP GLOBAL MARKETS INC.
THOMAS WEISEL PARTNERS LLC





































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


                         MASSMUTUAL CORPORATE INVESTORS
              For the period from January 1, 2005 to March 31, 2005
                         Record of Securities Purchased
                         under the Rule 10f-3 Procedures

1.   Fund: MassMutual Corporate Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public                             X
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible             _____
          Rule 144A Offering

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: GFI Group Inc.
     International Ticker: GFIG
     Cusip: 361652209

5.   Description of Security: Common Stock

6.   Date of Purchase: January 25, 2005

7.   Underwriter from whom purchased: Merrill Lynch & Co.



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

8. Name of Affiliated Underwriter managing or participating in syndicate (attach list of all members of syndicate): Jefferies & Company, Inc

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $420,000 or 0.341%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of
     such class of securities being offered:
     $123,002,000

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: N/A

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $21.00 per share, $12,600 principal

12.  Date offering commenced: January 25, 2005

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $21.00 per share

14. Commission, spread or profit: 0.88 selling concession

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

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____

     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any

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

          predecessors), it has received one of the three highest ratings from at least one such rating service?


     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____

























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

                                 GFI Group Inc.
              For the period from January 1, 2005 to March 31, 2005
                    Non-affiliated brokers in the syndicate

MERRILL LYNCH, PIERCE, FENNER & SMITH INC.
CITIGROUP GLOBAL MARKETS INC.
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.



























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


                         MASSMUTUAL CORPORATE INVESTORS
               For the period from April 1, 2005 to June 30, 2005
                         Record of Securities Purchased
                         under the Rule 10f-3 Procedures

1.   Fund: MassMutual Corporate Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public                             X
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible             _____
          Rule 144A Offering

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: Neustar Inc.
     International Ticker: NSR
     Cusip: 64126X201

5.   Description of Security: Common Stock

6.   Date of Purchase: 06/28/05

7.   Underwriter from whom purchased: Morgan Stanley



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

8. Name of Affiliated Underwriter managing or participating in syndicate (attach list of all members of syndicate): Jefferies & Company, Inc

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $1,100,000.00 or 0.181%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of
     such class of securities being offered:
     $605,000,000.00

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: N/A

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $22.00 per share, $61,600.00 principal

12.  Date offering commenced: 6/28/05

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $22.00 per share

14. Commission, spread or profit: $0.85 selling concession

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

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____

     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any

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

          predecessors), it has received one of the three highest ratings from at least one such rating service?


     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____























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

                                  Neustar Inc.
               For the period from April 1, 2005 to June 30, 2005
                    Non-affiliated brokers in the syndicate

MORGAN STANLEY & CO. INC.
CREDIT SUISSE FIRST BOSTON LLC
J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
THINKEQUITY PARTNERS LLC





























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
                         MASSMUTUAL CORPORATE INVESTORS
              For the period from October 1, 2004 to December 31, 2004
                         Record of Securities Purchased
                         under the Rule 10f-3 Procedures

1.   Fund: MassMutual Corporate Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public                             X
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible             _____
          Rule 144A Offering

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: Ninetowns Digital World - ADS
     Ticker: NINE
     Cusip: 654407105

5.   Description of Security: Common Stock

6.   Date of Purchase: 12/02/04

7.   Underwriter from whom purchased: JP Morgan



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

8. Name of Affiliated Underwriter managing or participating in syndicate (attach list of all members of syndicate): Jefferies & Company, Inc

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $1,100,000.00 or 1.04%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of
     such class of securities being offered:
     $105,600,000.00

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: N/A

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $11.00 per share, $24,200.00 principal

12.  Date offering commenced: 12/02/04

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $11.00 per share

14. Commission, spread or profit: $0.462 selling concession

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

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____


     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service?

     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____






























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

                         NINETOWNS DIGITAL WORLD - ADS
            For the period from October 1, 2004 to December 31, 2004
                    Non-affiliated brokers in the syndicate

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
CITIGROUP GLOBAL MARKET INC.


































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